UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 27, 2024

Knife River Corporation
(Exact name of registrant as specified in its charter)

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)
Delaware	1-41642	92-1008893

1150 West Century Avenue
P.O. Box 5568
Bismarck, North Dakota 58506-5568
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code (701) 530-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, $0.01 par value	KNF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2024, the Board of Directors (the “Board”) of Knife River Corporation (the “Company”), pursuant to the Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated Bylaws of the Company, approved an increase of the size of the Board from six directors to seven directors, and appointed Patricia Chiodo to the Board as a Class II director, effective June 27, 2024, to serve until the 2025 Annual Meeting of Stockholders. The Board has determined that Ms. Chiodo will serve on the Audit Committee and the Compensation Committee. As compensation for her service on the Board and Board committees, Ms. Chiodo will receive the Company’s standard compensation for non-employee directors, prorated for her time of service. There are no understandings or arrangements with any person pursuant to which Ms. Chiodo was selected as a director, and Ms. Chiodo is not party to any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K. The Board considered the independence of Ms. Chiodo under the applicable standards, including the New York Stock Exchange (“NYSE”) listing standards, and determined that Ms. Chiodo is an independent director, and that Ms. Chiodo has the requisite independence to serve as a member of the Audit Committee and the Compensation Committee and financial literacy to serve as a member of the Audit Committee, in each case, under the applicable NYSE listing standards and Securities and Exchange Commission rules.

Item 7.01. Regulation FD Disclosure.

On June 27, 2024, the Company issued a press release announcing the appointment of Ms. Chiodo. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 furnished hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are being furnished as part of this report.

Exhibit Number    Description

99.1            Press release of Knife River Corporation, dated June 27, 2024.

104                Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knife River Corporation

Date June 27, 2024	By /s/ Karl A. Liepitz
Karl A. Liepitz
Vice President, Chief Legal Officer and Secretary
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